DERIVATIVE INSTRUMENTS	6 Months Ended
Jun. 30, 2023
Derivative Instruments and Hedging Activities Disclosure [Abstract]
DERIVATIVE INSTRUMENTS
NOTE 7:-	DERIVATIVE INSTRUMENTS

The Company has entered into several foreign currency hedging contracts to protect against changes in value of forecasted foreign currency cash flows resulting from salaries and related payments that are denominated in NIS. These contracts were designated as cash flow hedges, as defined by ASC 815, as amended, are considered highly effective as hedges of these expenses and generally mature within twelve months.

The Company recognized losses related to derivative instruments, within payroll expenses, included under Cost of revenues and Operating expenses in the condensed interim consolidated statements of income (loss) of $1,224 and $626 for the six months ended June 30, 2023 and 2022, respectively. The notional amounts of hedging contracts were $28,239 and $32,227 as of June 30, 2023 and December 31, 2022, respectively.

The fair value of derivative instruments in the condensed interim consolidated balance sheets, which are presented under Other current liabilities, amounted to $1,007 and $635 as of June 30, 2023 and December 31, 2022, respectively.

The estimated net amount of the existing loss that is reported in accumulated other comprehensive loss as of June 30, 2023 that is expected to be reclassified into the condensed interim consolidated statement of income (loss) within the next twelve months is $1,007.